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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 3, 2004
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                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
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                            (Commission File Number)

                Delaware                                        13-0853260
   -----------------------------------                   -----------------------
      (State or Other Jurisdiction                           (I.R.S. Employer
            of Incorporation)                             Identification Number)

       115 River Road, Building 10
          Edgewater, New Jersey                                    07020
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          (Address of Principal                                 (Zip Code)
           Executive Offices)


       Registrant's telephone number, including area code: (201) 863-7300
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

     Hanover Direct, Inc. (the "Company") announced that on August 3, 2004 the American Stock Exchange (the "Exchange") notified the Company that it accepted the Company's plan of compliance and granted the Company an extension of time until November 21, 2005 to regain compliance with the Exchange's continued listing standards.

     The Company will be subject to periodic review by Exchange staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period on November 21, 2005 could result in the Company being delisted from the Exchange. There can be no assurance that the Company will be able to maintain the listing of its Common Stock on the Exchange.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1      Press Release, dated August 5, 2004
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HANOVER DIRECT, INC.
                                                --------------------------------
                                                      (Registrant)

August 6, 2004                                  By: /s/ Charles E. Blue
                                                --------------------------------
                                                Name: Charles E. Blue
                                                Title: Senior Vice President and
                                                       Chief Financial Officer